Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

                I, Marc D. Grodman, Chief Executive Officer of Bio-Reference Laboratories, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)                                  the Quarterly Report on Form 10-Q of the Company for the quarterly period ended July 31 2002, which this certification accompanies (the “Periodic Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(b)                                 that  information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  September 5, 2002

/S/Marc D. Grodman
Chief Executive Officer
Bio-Reference Laboratories, Inc.